UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

ALLIANCE HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Bayview Circle, Suite 400
Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(949) 242-5300
(Registrant's telephone number, including area code)

Not Applicable
(Former address of principal executive offices)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

On July 31, 2013, Alliance HealthCare Services, Inc. (the “Company”) issued a press release announcing its results for the second quarter ended June 30, 2013. A copy of the Company's press release is furnished as Exhibit 99.1 hereto.

The information in Item 2.02 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01: Regulation FD Disclosure

On July 31, 2013, Alliance HealthCare Services, Inc. (the “Company”) issued a press release announcing the appointment of a new Chief Executive Officer to the Company. A copy of the Company's press release is furnished as Exhibit 99.2 hereto.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.2 hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.2 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(d)    Exhibits

99.1    Earnings Release dated July 31, 2013.
99.2    Press Release dated July 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2013
/s/ Howard K. Aiahra
Name: Howard K. Aihara
Title: Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No. Description

Exhibit 99.1 Earnings Release dated July 31, 2013.
Exhibit 99.2 Press Release dated July 31, 2013.